UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------
                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)    April 28, 2006
                                                    ---------------------------



                        TUMBLEWEED COMMUNICATIONS CORP.

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             (Exact name of registrant as specified in its charter)

            Delaware                      000-26223             94-3336053
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 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                      Identification No.)


   700 Saginaw Drive, Redwood City, California                      94063
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    (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code          (650) 216-2000
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         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01     Entry into a Material Definitive Agreement.

         On April 28, 2006, Tumbleweed Communications Corp. ("Tumbleweed") and Timothy G. Conley, Tumbleweed's Chief Financial Officer, executed an amendment (the "Amendment") to Mr. Conley's employment agreement.

         According to the terms of the Amendment, Mr. Conley is entitled to a base salary of $220,000 on an annualized basis and will be eligible for a quarterly performance bonus with an annual target amount equivalent to 50% of Mr. Conley's base salary. The actual bonus payout will be based upon achievement of mutually agreed upon performance objectives and generally will be weighted so that fifty percent of the target amount is based on Tumbleweed's financial performance and fifty percent based on the achievement of specific departmental objectives.

         The Amendment also provides that if Mr. Conley is terminated from his position as Chief Financial Officer for any reason other than "cause" (as defined therein), death or disability, or Mr. Conley terminates his employment as Chief Financial Officer following a "constructive termination" (as defined therein), then, subject to a release of claims by Mr. Conley in a form reasonably satisfactory to Tumbleweed, he will be entitled to: (i) continuation of his then-current base salary for nine months; (ii) continued vesting of his then-outstanding stock options for nine months; and (iii) continuation of his health benefits for nine months. Further, if a "change of ownership control" (as defined therein) occurs during Mr. Conley's tenure as Chief Financial Officer, and within six months thereafter either Mr. Conley's employment is terminated other than for "cause" (as defined therein) or Mr. Conley terminates his employment as Chief Financial Officer following a "constructive termination" (as defined therein), then, subject to a release of claims by Mr. Conley in a form reasonably satisfactory to Tumbleweed, (i) 100% of Mr. Conley's then-outstanding stock options will accelerate and vest immediately,
(ii) payment of Mr. Conley's base salary will continue for twelve months and
(iii) Mr. Conley will be entitled to reimbursement of the costs of COBRA coverage for twelve months. If Mr. Conley's employment is terminated due to Mr. Conley's death or "disability" (as defined therein), then, subject to a release of claims by Mr. Conley in a form reasonably satisfactory to Tumbleweed, he will be entitled to: (i) continuation of his then-current base salary for six months; and (ii) as determined by Tumbleweed, either (a) continued vesting of his then-outstanding stock options for six months or (b) six month's acceleration of the vesting his then-outstanding stock options.

         The foregoing is a summary description of terms of the Amendment and is qualified entirely by the text of the Amendment, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference.

9.01     Financial Statements and Exhibits

(c)      Exhibits.

             10.1 Amendment to Employment Agreement, dated April 28, 2006, between Timothy G. Conley and Tumbleweed Communications Corp.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         TUMBLEWEED COMMUNICATIONS CORP.



                                         By:  /s/ James J. MacDonald
                                            -----------------------------------
                                         Name:  James J. MacDonald
                                         Title:   Assistant Secretary


Date: May 2, 2006

                                 EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION
-----------          -----------

10.1 Amendment to Employment Agreement, dated April 28, 2006, between Timothy G. Conley and Tumbleweed Communications Corp.